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                                                                Exhibit 23.1



                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-2 (No. 33-61049) and Form S-8 (No. 333-48233, No. 333-36258, No. 333-55729, No. 33-35247 and No. 33-62734) of The Jones
Financial Companies, L.L.L.P. of our report dated March 27, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.








St. Louis, Missouri
March 27, 2003